T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2022

Effective April 5, 2023, the fund’s name will change from the T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund to the T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund. All references throughout the prospectus and summary prospectus to the QM U.S. Small & Mid-Cap Core Equity Fund are replaced by reference to the Integrated U.S. Small-Mid Cap Core Equity Fund.

In connection with this change, effective April 5, 2023, the third and fourth paragraphs under “Principal Investment Strategies” beginning on page 2 will be replaced with the following:

The fund’s integrated approach to investing combines fundamental analysis and quantitative models to identify stocks that could be included in the portfolio. Stocks are selected based on a variety of metrics such as a company’s valuation, profitability, stability, earnings quality, management capital allocation actions, and indicators of near-term appreciation potential.

In addition, effective April 5, 2023, the third and fourth paragraphs under “Principal Investment Strategies” on page 9 of the prospectus will be replaced with the following:

The fund’s integrated approach to investing combines fundamental analysis and quantitative models to identify stocks that could be included in the portfolio. The fund draws on the adviser’s experience in small- and mid-cap investing and takes into account both its quantitative and fundamental research capabilities. The portfolio is typically constructed in a “bottom up” manner, an approach that focuses more on evaluations of individual stocks than on analyses of overall economic trends and market cycles. Stocks are selected based on a variety of metrics such as a company’s valuation, profitability, stability, earnings quality, management capital allocation actions, and indicators of near-term appreciation potential.

The date of this supplement is February 3, 2023.

F202-041 2/3/23